4Q24 Financial Results January 15, 2025 Exhibit 99

Agenda Page 1 4Q24 and FY24 Financial Results 1 2 Financial Outlook 9 3 Notes 12

4Q24 Financial highlights

ROTCE[1]	CET1 capital ratios[2]	Std. RWA[3] $1.8T
21%	Std. 15.7% | Adv. 15.8%	Cash and marketable securities[4] $1.4T
	Total Loss-Absorbing Capacity[2] $547B	Average loans $1.3T

Income statement

- 4Q24 net income of $14.0B and EPS of $4.81
- Managed revenue of $43.7B[5]
- Expense of $22.8B and managed overhead ratio of 52%[5]

Balance sheet

- Loans: average loans of $1.3T up 2% YoY and 1% QoQ
- Deposits: average deposits of $2.4T up 2% YoY and 1% QoQ
- CET1 capital of $276B[2]
  - Standardized CET1 capital ratio of 15.7%[2]; Advanced CET1 capital ratio of 15.8%[2]

Capital distributed

- Common dividend of $3.5B or $1.25 per share
- $4.0B of common stock net repurchases[6]
- Net payout LTM of 54%[6,7]

[1] See note 3 on slide 12
[2] Represents the estimated Basel III common equity Tier 1 ("CET1") capital and ratio and Total Loss-Absorbing Capacity for the current period. See note 1 on slide 13
[3] Standardized risk-weighted assets ("RWA"). Estimated for the current period. See note 1 on slide 13
[4] Cash and marketable securities represents HQLA and unencumbered marketable securities. Estimated for the current period. See note 2 on slide 13
[5] See note 1 on slide 12
[6] Includes the net impact of employee issuances. Excludes excise tax and commissions
[7] Last twelve months ("LTM")

JPMorganChase

1

4Q24 Financial results[1]

$B, EXCEPT PER SHARE DATA

		$ O/(U)	
	4Q24	3Q24	4Q23
Net interest income	$23.5	($0.1)	($0.7)
Noninterest revenue	20.3	0.5	4.5
Managed revenue[1]	**43.7**	**0.4**	**3.8**
Expense	**22.8**	**0.2**	**(1.7)**
Credit costs	**2.6**	**(0.5)**	**(0.1)**
Net income	**$14.0**	**$1.1**	**$4.7**
Net income applicable to common stockholders	$13.7	$1.1	$4.8
EPS – diluted	$4.81	$0.44	$1.77
ROE[2]	17%	16%	12%
ROTCE[2,3]	21	19	15
Overhead ratio – managed[1,2]	52	52	61
Memo:			
NII excluding Markets[4]	*$23.0*	*($0.4)*	*($0.5)*
NIR excluding Markets[4,5]	*13.7*	*1.0*	*3.1*
Markets revenue[5]	*7.0*	*(0.1)*	*1.2*
Managed revenue[1]	**43.7**	**0.4**	**3.8**
Adjusted expense[6]	*$22.5*	*$0.2*	*($1.8)*
Adjusted overhead ratio[1,2,6]	*52%*	*51%*	*61%*

$B	4Q24	3Q24	4Q23
Net charge-offs	$2.4	$2.1	$2.2
Reserve build/(release)	0.3	1.0	0.6
Credit costs	**$2.6**	**$3.1**	**$2.8**

4Q24 Tax rate
Effective rate: 19.4%
Managed rate: 23.7%[1,7]

4Q24	ROE	O/H ratio
CCB	32%	53%
CIB	19%	50%
AWM	38%	65%

Note: Totals may not sum due to rounding
[1] See note 1 on slide 12
[2] Actual numbers for all periods, not over/(under)
[3] See note 3 on slide 12
[4] See note 2 on slide 12
[5] Includes the markets-related revenues of the former Commercial Banking business segment. Prior-period amounts have been revised to conform with the current presentation
[6] See note 5 on slide 12
[7] Reflects fully taxable-equivalent ("FTE") adjustments of $970mm in 4Q24

JPMorganChase

2

FY24 Financial results[1,2]

$B, EXCEPT PER SHARE DATA

	FY2024	FY2023	$ O/(U) FY2023
Net interest income	$93.1	$89.7	$3.3
Noninterest revenue	87.5	72.6	14.9
Managed revenue[1]	**180.6**	**162.4**	**18.2**
Expense	**91.8**	**87.2**	**4.6**
Credit costs	**10.7**	**9.3**	**1.4**
Net income[2]	**$58.5**	**$49.6**	**$8.9**
Net income applicable to common stockholders	$56.9	$47.8	$9.1
EPS – diluted[2]	$19.75	$16.23	$3.52
ROE[3]	18%	17%	
ROTCE[3,4]	22	21	
Overhead ratio – managed[1,3]	51	54	
Memo:			
NII excluding Markets[5]	*$92.4*	*$90.0*	*$2.4*
NIR excluding Markets[5,6]	*58.2*	*44.4*	*13.8*
Markets revenue[6]	*30.0*	*28.0*	*2.0*
Managed revenue[1]	**180.6**	**162.4**	**18.2**
Adjusted expense[7]	*$91.1*	*$85.7*	*$5.3*
Adjusted overhead ratio[1,3,7]	*50%*	*53%*	

$B	FY2024	FY2023
Net charge-offs	$8.6	$6.2
Reserve build/(release)	2.0	3.1
Credit costs	**$10.7**	**$9.3**

FY24 Tax rate
Effective rate: 22.1%
Managed rate: 25.2%[1,8]

FY2024	ROE	O/H ratio
CCB	32%	53%
CIB	18%	50%
AWM	34%	67%

Note: Totals may not sum due to rounding
[1] See note 1 on slide 12
[2] FY24 results include the impact of significant items. Excluding these items results in reported net income of $54.0B and EPS of $18.22. See note 4 on slide 12 for additional information
[3] Actual numbers for all periods, not over/(under)
[4] See note 3 on slide 12
[5] See note 2 on slide 12
[6] Includes the markets-related revenues of the former Commercial Banking business segment. Prior-period amounts have been revised to conform with the current presentation
[7] See note 5 on slide 12
[8] Reflects fully taxable-equivalent ("FTE") adjustments of $3.0B in 2024

JPMorganChase

3

Fortress balance sheet

$B, EXCEPT PER SHARE DATA

	4Q24	3Q24	4Q23
Risk-based capital metrics[1]			
CET1 capital	$276	$273	$251
CET1 capital ratio – Standardized	15.7%	15.3%	15.0%
CET1 capital ratio – Advanced	15.8	15.5	15.0
Basel III Standardized RWA	$1,759	$1,783	$1,672
Leverage-based capital metric[2]			
Firm SLR	6.1%	6.0%	6.1%
Liquidity metrics[3]			
Firm LCR	113%	114%	113%
Bank LCR	124	121	129
Total excess HQLA	$291	$272	$309
HQLA and unencumbered marketable securities	1,428	1,477	1,447
Balance sheet metrics			
Total assets (EOP)	$4,003	$4,210	$3,875
Deposits (average)	2,417	2,383	2,372
Tangible book value per share[4]	97.30	96.42	86.08

STANDARDIZED CET1 RATIO[1]



15.3%
77 bps
(42 bps)
21 bps
(20 bps)
(0 bps)
15.7%
3Q24
Net income[5]
Capital Distributions[6]
RWA
AOCI[7]
Other[8]
4Q24

STANDARDIZED RISK-WEIGHTED ASSETS ($B)[1]



1,783
(5)
(8)
(10)
1,759
3Q24
Lending[9]
Market Risk
Credit Risk ex. Lending
4Q24

Note: Totals may not sum due to rounding
[1] Estimated for the current period. See note 1 on slide 13
[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR")
[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 2 on slide 13
[4] See note 3 on slide 12

[5] Reflects Net Income Applicable to Common Equity
[6] Includes net share repurchases and common dividends
[7] Excludes AOCI on cash flow hedges and DVA related to structured notes
[8] Primarily CET1 capital deductions
[9] Includes Loans and Commitments

JPMorganChase

4

CCB CIB AWM Corp.

Consumer & Community Banking[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	4Q24	3Q24	4Q23
Revenue[2]	**$18,362**	**$571**	**$265**
Banking & Wealth Management	10,154	64	(723)
Home Lending	1,297	2	136
Card Services & Auto	6,911	505	852
Expense	**9,728**	**142**	**392**
Credit costs	**2,623**	**(172)**	**434**
Net charge-offs (NCOs)	2,066	147	428
Change in allowance	557	(319)	6
Net income	**$4,516**	**$470**	**($272)**

FINANCIAL PERFORMANCE

- **Net income of $4.5B, down 6% YoY**
- **Revenue** of $18.4B, up 1% YoY, driven by higher noninterest revenue predominantly in Card Services & Auto and Home Lending, partially offset by lower net interest income
- **Expense** of $9.7B, up 4% YoY, predominantly driven by higher compensation for advisors and bankers, as well as higher technology expense
- **Credit costs** of $2.6B
  - NCOs of $2.1B, up $428mm YoY, driven by Card Services, primarily due to the seasoning of vintages originated in recent years and balance growth
  - Net reserve build of $557mm was predominantly in Card Services, driven by growth in revolving balances, partially offset by changes in certain macroeconomic variables

KEY DRIVERS / STATISTICS ($B)[3]

	4Q24	3Q24	4Q23
Average equity	$54.5	$54.5	$55.5
ROE	32%	29%	33%
Overhead ratio	53	54	52
Average loans	$577.6	$572.5	$571.2
Average deposits	1,050.6	1,053.7	1,092.4
Active mobile customers (mm)[4]	57.8	57.0	53.8
Debit & credit card sales volume[5]	$477.6	$453.4	$441.0

- Average loans up 1% YoY and QoQ
- Average deposits down 4% YoY and flat QoQ
  - EOP deposits down 3% YoY and flat QoQ
- Active mobile customers up 7% YoY
- Debit & credit card sales volume up 8% YoY
- Client investment assets up 14% YoY and 2% QoQ

KEY DRIVERS / STATISTICS ($B) – DETAIL BY BUSINESS

	4Q24	3Q24	4Q23
Banking & Wealth Management			
Business Banking average loans	$19.5	$19.5	$19.5
Business Banking loan originations	1.0	1.1	1.1
Client investment assets (EOP)	1,087.6	1,067.9	951.1
Deposit margin	2.61%	2.60%	2.82%
Home Lending			
Average loans	$247.4	$250.6	$261.4
Loan originations[6]	12.1	11.4	7.2
Third-party mortgage loans serviced (EOP)	648.0	656.1	631.2
Net charge-off/(recovery) rate	(0.02)%	(0.07)%	0.01%
Card Services & Auto			
Card Services average loans	$224.3	$217.3	$202.7
Auto average loans and leased assets	85.3	84.9	86.8
Auto loan and lease originations	10.6	10.0	9.9
Card Services net charge-off rate	3.30%	3.24%	2.79%
Card Services net revenue rate	10.47	9.91	9.82
Card Services sales volume[5]	$335.1	$316.6	$307.2

[1] See note 1 on slide 12
[2] See note 3 on slide 13
For additional footnotes see slide 14

JPMorganChase

5

CCB | CIB | AWM | Corp.

Commercial & Investment Bank[1,2]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	4Q24	3Q24	4Q23
Revenue	**$17,598**	**$583**	**$2,624**
Investment Banking revenue	2,602	248	819
Payments	4,703	333	247
Lending	1,916	22	153
Other	47	19	11
Total Banking & Payments	**9,268**	**622**	**1,230**
Fixed Income Markets[3]	5,006	355	837
Equity Markets[3]	2,043	(458)	365
Securities Services	1,314	(12)	123
Credit Adjustments & Other	(33)	76	69
Total Markets & Securities Services	**8,330**	**(39)**	**1,394**
Expense	**8,712**	**(39)**	**543**
Credit costs	**61**	**(255)**	**(515)**
Net income	**$6,636**	**$945**	**$2,459**

KEY DRIVERS / STATISTICS ($B)[4]

	4Q24	3Q24	4Q23
Average equity	$132.0	$132.0	$138.0
ROE	19%	17%	11%
Overhead ratio	50	51	55
IB fees ($mm)	$2,479	$2,267	$1,667
Average Banking & Payments loans	345.0	348.4	352.8
Average client deposits[5]	1,011.6	966.0	928.6
Assets under custody ($T)	35.3	35.8	32.4
Net charge-off/(recovery) rate[6]	0.25%	0.13%	0.21%

FINANCIAL PERFORMANCE

- Net income of $6.6B, up 59% YoY; revenue of $17.6B, up 18% YoY
- Banking & Payments revenue
  - IB revenue of $2.6B, up 46% YoY, driven by higher fees across all products
  - Payments revenue of $4.7B, up 6% YoY
    - Excluding the net impact of equity investments, revenue was up 3%, driven by higher deposit balances and fee growth, largely offset by deposit margin compression
  - Lending revenue of $1.9B, up 9% YoY, predominantly driven by lower losses on hedges of the retained lending portfolio
- Markets & Securities Services revenue
  - Markets revenue of $7.0B, up 21% YoY
    - Fixed Income Markets revenue of $5.0B, up 20% YoY, largely driven by higher revenue in Credit and Currencies & Emerging Markets
    - Equity Markets revenue of $2.0B, up 22% YoY, predominantly driven by higher client activity in Derivatives and Cash
  - Securities Services revenue of $1.3B, up 10% YoY, driven by fee growth on higher client activity and market levels, as well as higher deposit balances
- Expense of $8.7B, up 7% YoY, predominantly driven by higher brokerage, technology and legal expense
- Credit costs of $61mm, driven by net downgrade activity and the net impact of charge-offs, largely offset by a reserve release due to an update to loss assumptions on certain loans in Markets
  - NCOs of $300mm and net reserve release of $239mm

REVENUE BY CLIENT COVERAGE SEGMENT ($MM)

		$ O/(U)	
	4Q24	3Q24	4Q23
Banking & Payments revenue[7]	**$9,268**	**$622**	**$1,230**
Global Corporate & Investment Banking	6,449	310	1,034
Commercial Banking	2,899	8	(50)
Middle Market Banking	1,965	34	(45)
Commercial Real Estate Banking	934	(26)	(5)
Other	(80)	304	246

[1] See note 1 on slide 12; For additional footnotes see slide 14

JPMorganChase

6

CCB CIB AWM Corp.

Asset & Wealth Management[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	4Q24	3Q24	4Q23
Revenue	**$5,778**	**$339**	**$683**
Asset Management	2,887	362	484
Global Private Bank	2,891	(23)	199
Expense	**3,772**	**133**	**384**
Credit costs	**(35)**	**(39)**	**(34)**
Net income	**$1,517**	**$166**	**$300**

KEY DRIVERS / STATISTICS ($B)[2]

	4Q24	3Q24	4Q23
Average equity	$15.5	$15.5	$17.0
ROE	38%	34%	28%
Pretax margin	35	33	34
Assets under management ("AUM")	$4,045	$3,904	$3,422
Client assets	5,932	5,721	5,012
Average loans	233.8	229.3	227.0
Average deposits	248.8	236.5	226.6

FINANCIAL PERFORMANCE

- **Net income of $1.5B, up 25% YoY**
- **Revenue** of $5.8B, up 13% YoY, predominantly driven by growth in management fees on higher average market levels and strong net inflows, as well as higher performance fees
- **Expense** of $3.8B, up 11% YoY, predominantly driven by higher compensation, including revenue-related compensation and continued growth in private banking advisor teams, as well as higher distribution fees
- **AUM** of $4.0T and client assets of $5.9T were each up 18% YoY, driven by continued net inflows and higher market levels
  - For the quarter, AUM had long-term net inflows of $76B and liquidity net inflows of $94B
- **Average loans** of $234B, up 3% YoY and up 2% QoQ
- **Average deposits** of $249B, up 10% YoY and up 5% QoQ

[1] See note 1 on slide 12
[2] Actual numbers for all periods, not over/(under)

JPMorganChase

7

Corporate1 1 See note 1 on slide 12 2 See note 3 on slide 13 CCB CIB AWM Corp.  Revenue of $2.0B, up $223mm YoY  Net interest income of $2.0B, down $415mm YoY, driven by lower rates, largely offset by the impact of balance sheet actions, primarily securities reinvestment  Noninterest revenue was a net loss of $30mm, compared with a net loss of $668mm in the prior year, driven by lower net investment securities losses  Expense of $550mm, down $3.0B YoY, predominantly driven by the absence of the $2.9B FDIC special assessment in the prior year SELECTED INCOME STATEMENT DATA ($MM) $ O/(U) 4Q24 3Q24 4Q23 Revenue $2,000 ($1,070) $223 Net interest income 2,030 (885) (415) Noninterest revenue (30) (185) 638 Expense 550 (39) (3,043) Credit costs (18) (14) (16) Net income/(loss) $1,336 ($474) $2,211 2 8 FINANCIAL PERFORMANCE

Agenda Page 1 4Q24 and FY24 Financial Results 1 2 Financial Outlook 9 3 Notes 12

$89 ($3) $1 2024 2025 outlook We expect ~$90B in NII ex. Markets for 2025, as balance sheet growth partially offsets lower rates 1 See note 2 on slide 12 2 Outlook is based on implied rate curve as of January 10, 2025 3 Federal Funds target upper bound (“FFTUB”) 4 Interest on reserve balances (“IORB”) Rates / margins2  1 rate cut (4.25% FFTUB3 at YE) – Average IORB4 declines 94bps YoY – Deposit margin compression 2Q: $23 3Q: $23 4Q: $23 $92 ~$90 Balance sheet growth / mix  Card revolve growth and modestly higher deposit balances NET INTEREST INCOME EX. MARKETS1 ($B) Q1 Q2 Q3 Q4 1Q: $23 Lower rates Offset by growth Markets NII: $1B Firmwide NII: $93B Markets NII: ~$4B Firmwide NII: ~$94B CARD SERVICES AVERAGE BALANCE ($B) AVERAGE DEPOSITS ($B) $148 $177 $203 $224 1,100 1,200 1,300 1,400 1,500 1,600 1,700 1,800 1,900 0 50 100 150 200 250 4Q21 4Q22 4Q23 4Q24 Total O/S Revolving balances Firmwide BWM $1,094 $1,126 $1,078 $1,035 $2,468 $2,380 $2,372 $2,417 4Q21 4Q22 4Q23 4Q24 Increase driven by lower funding costs, largely revenue neutral 9

$0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Marketing Technology Bankers, Advisors, Branches and S&GO Volume- and revenue-related $38 $41 $35 $38 $14 $15 $2 $2 2024 2025 outlook Our 2025 expense outlook is ~$95B ~$95 ADJUSTED EXPENSE1 ($B) CCB CIB AWM Corp. $91.1 FDIC SA and Foundation contribution2 2025 YoY expense drivers (ex. FDIC SA and Foundation contribution) Note: Totals may not sum due to rounding 1 See note 5 on slide 12 2 $725mm increase to the FDIC special assessment in 1Q24 and $1.0B donation of Visa shares to pre-fund contributions to the Firm’s Foundation in 2Q24 Volume- and 10 Bankers, Advisors, Branches and Int’l Consumer  Volume- and revenue-related  Auto lease growth  Capital markets growth / activity  Bankers, Advisors, Branches and International Consumer Initiatives  We continue to invest in further business growth  Technology  Business growth (volumes) and investments  Public cloud, data centers  Cyber  Marketing  Drives demand for card products and strong customer engagement  Inflation-related growth of ~$2B across the expense base

Outlook[1]

FIRMWIDE

1

Expect FY2025 net interest income of **~$94B**, market dependent

Expect FY2025 net interest income excluding Markets of **~$90B**, market dependent

2

Expect FY2025 adjusted expense of **~$95B**, market dependent

– Adjusted expense excludes Firmwide legal expense

3

Expect FY2025 Card Services NCO rate of **~3.6%**

[1] See notes 1, 2 and 5 on slide 12

JPMorganChase

11

Agenda Page 1 4Q24 and FY24 Financial Results 1 2 Financial Outlook 9 3 Notes 12

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax- exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the lines of business and Corporate. For a reconciliation of the Firm’s results from a reported to managed basis, refer to page 7 of the Earnings Release Financial Supplement 2. In addition to reviewing net interest income (“NII”) and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 28 of the Earnings Release Financial Supplement. For additional information on Markets revenue, refer to page 75 of the Firm’s 2023 Form 10-K 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, refer to page 10 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $116.07, $115.15, and $104.45 at December 31, 2024, September 30, 2024, and December 31, 2023, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 4. Full-year 2024 results included the impact of significant items. These items collectively refer to a $7.9B net gain related to Visa shares, a $1.0B donation of Visa shares to pre-fund contributions to the Firm’s Foundation, $546mm of net investment securities losses and a $725mm increase to the estimated FDIC special assessment, all of which were previously disclosed in the first and second quarters of 2024. Full-year 2024 revenue, net income, earnings per share and ROTCE excluding significant items are non-GAAP financial measures. Excluding these items resulted in a decrease of $7.3B to reported revenue from $177.6B to $170.2B, a decrease of $7.3B to managed revenue from $180.6B to $173.3B, a decrease of $4.5B (after tax) to reported net income from $58.5B to $54.0B, a decrease of $1.53 per share to reported EPS from $19.75 to $18.22 and a decrease of 2ppts to reported ROTCE from 22% to 20%. Management believes these measures provide useful information to investors and analysts in assessing the Firm’s results 5. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $236mm, $259mm, and $175mm for the three months ended December 31, 2024, September 30, 2024, and December 31, 2023, respectively; and $740mm and $1.4B for the full year 2024 and 2023, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 12

Additional notes 1. Reflects the Current Expected Credit Losses ("CECL") capital transition provisions. As of December 31, 2024 and September 30, 2024, CET1 capital and Total Loss- Absorbing Capacity reflected the remaining $720mm CECL benefit; as of December 31, 2023, CET1 capital reflected a $1.4B benefit. Refer to Note 21 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 and Note 27 of the Firm's 2023 Form 10-K for additional information 2. Total excess high-quality liquid assets (“HQLA”) represent the average eligible unencumbered liquid assets that are in excess of what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities, includes end-of-period HQLA, excluding regulatory prescribed haircuts under the LCR rule where applicable, for both the Firm and the excess HQLA- eligible securities included as part of the excess liquidity at JPMorgan Chase Bank, N.A., which are not transferable to non-bank affiliates and thus excluded from the Firm’s LCR. Also includes other end-of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 50-57 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 and pages 102-109 of the Firm’s 2023 Form 10-K for additional information 3. During the fourth quarter of 2024, the Firm made a change to its funds transfer pricing with respect to consumer deposits, resulting in an increase in the funding benefit reflected within CCB net interest income which is fully offset within Corporate net interest income 13

Additional notes on slides 5-6 Slide 5 – Consumer & Community Banking 3. Actual numbers for all periods, not over/(under) 4. Users of all mobile platforms who have logged in within the past 90 days 5. Excludes Commercial Card 6. Firmwide mortgage origination volume was $14.2B, $13.3B, and $8.6B for the three months ended December 31, 2024, September 30, 2024, and December 31, 2023, respectively Slide 6 – Commercial & Investment Bank 2. Effective in the second quarter of 2024, the Firm reorganized its reportable business segments by combining the former Corporate & Investment Bank and Commercial Banking business segments to form one segment, the Commercial & Investment Bank ("CIB") 3. In the fourth quarter of 2024, certain net funding costs that were previously allocated to Fixed Income Markets were reclassified to Equity Markets. Prior-period amounts have been revised to conform with the current presentation 4. Actual numbers for all periods, not over/(under) 5. Client deposits and other third-party liabilities (“client deposits”) pertain to the Payments and Securities Services businesses 6. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate 7. Refer to page 28 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 for a description of each of the client coverage segments 14

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs-web.com/financial-information/sec- filings), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 15